UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2026
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Abacus Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABX	New York Stock Exchange
9.875% Fixed Rate Senior Notes due 2028	ABXL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01. Regulation FD Disclosure.
Shareholder Letter
Abacus Global Management, Inc. (the “Company”) is furnishing this Current Report on Form 8-K (the “Report”) to attach a letter addressed to its Shareholders, dated January 8, 2026. A copy of this letter, which was distributed as a press release on January 8, 2026, is attached as Exhibit 99.1 to this Report and is incorporated herein by reference solely for purposes of this Item 7.01 disclosure.
Exhibit 99.1 to this Report includes certain non-GAAP financial measures, including adjusted net income and adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”). The Company regularly monitors non-GAAP measures that are used to evaluate our performance and analyze underlying business performance and trends. The Company uses these measures to establish budgets and operational goals, manage our business and evaluate our performance. The Company also believes that these measures help investors compare our operating performance with our results in prior years. These non-GAAP financial measures are provided as supplemental information to the financial measures disclosed by the Company that are calculated and presented in accordance with GAAP. These non-GAAP measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies, including those within our industry. Consequently, our non-GAAP measures should not be evaluated in isolation, but rather, should be considered together with the most directly comparable GAAP measure in our consolidated financial statements for the periods presented. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. For reconciliations of these non-GAAP measures to the most directly comparable GAAP measures, please see the sections, “Non-GAAP Financial Measures and Key Business Metrics—Adjusted Net Income and Adjusted EPS,” and “Non-GAAP Financial Measures and Key Business Metrics—Adjusted EBITDA and Adjusted EBITDA Margin,” in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2025 filed with the Securities and Exchange Commission (“SEC”) on November 7, 2025.
Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 7.01 of this Form 8-K.
Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated January 8, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Global Management, Inc.
(Registrant)

Date: January 9, 2026	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer